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                                                                  EXHIBIT 10.16



                      PARK EAST OFFICE BUILDINGS I AND II
                         3733 AND 3737 PARK EAST DRIVE
                                BEACHWOOD, OHIO

                                LEASE AGREEMENT

          This Lease Agreement ("Lease") entered into at Cleveland, Ohio as of the 29th day of July, 1998, between PARK EAST REALTY CO., an Ohio corporation (hereinafter called "Lessor"), and Insurquote/IAS, Inc., a Utah Corporation (hereinafter called "Lessee").

                                  WITNESSETH:

    1. Leased Premises. For the rent and term and upon the terms, conditions, limitations and provisions hereinafter set forth, Lessor leases to Lessee and Lessee leases from Lessor the premises described and identified in Exhibit A, attached hereto and incorporated by reference herein (hereinafter called
"Leased Premises").

          This Lease is granted and accepted upon the terms, covenants and conditions herein contained and each of the parties covenants and agrees to keep, perform and observe all the terms, covenants and conditions herein contained on its or his part to be kept, performed and observed.

    2. Term. The term of this Lease shall be for Thirty-Six (36) months commencing on the first day of January, 1999, and ending on the 31st day of December, 2001, unless sooner terminated as hereinafter provided (the "Term").

    3. Use and General Obligations of Lessee. Lessee shall use and occupy the Leased Premises only for general office use specific to its business, which from time to time may include repair and service of equipment and for no other purposes. Except with respect to those obligations of Lessor undertaken hereunder, Lessee shall keep said Leased Premises at all times in good order, condition and repair, and shall also keep said Leased Premises in a clean, sanitary and safe condition in accordance with the laws of the State of Ohio, of the United States, of Cuyahoga County, Ohio, and of the City of Beachwood, Ohio, and in accordance with all directions, rules and regulations of the health office, fire marshal, building inspector or other proper officers of the governmental agencies having jurisdiction over the Leased Premises, at the sole cost and expense of Lessee, and Lessee shall comply with all requirements of law, ordinance or otherwise, affecting said Leased Premises. Lessee shall pay on demand for any extraordinary use of heat, air conditioning, electricity or water because of any special needs or practices of Lessee. Lessee shall permit no waste or nuisance upon or damage or injury to said Leased Premises or utilities supplied thereto; and, at the expiration of the tenancy created hereunder, Lessee shall surrender said Leased Premises in as good condition and repair as they were at the time Lessee took possession, excepting reasonable wear and tear, loss through fire or other insured casualty or act of God.
Lessee agrees that Lessee shall commit no act which will cause either Lessee or Lessor to be in noncompliance with the zoning ordinances of the City of Beachwood, Ohio.


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    4.    Rent. Lessee shall pay Lessor without demand as rent for the Leased
Premises an annual amount equal to the greater of (i) Four Hundred Seventy Two Thousand Two Hundred Dollars ($472,200.00) hereinafter called "Base Rent" or
(ii) the Adjusted Rent as calculated from time to time pursuant to the provisions set forth in Paragraph 6 of this Lease, whichever sum is greater for the Term. Lessee shall pay Lessor Base Rent in consecutive monthly installments of Thirty Nine Thousand Three Hundred Fifty Dollars ($39,350.00) each payable in advance, without deduction or set off, in the legal tender of the United States of America, on the first day of each and every calendar month during said Term commencing January 1, 1999, at the offices of Calabrese, Racek Management, Inc., 1110 Euclid Avenue, Suite 300, Cleveland, Ohio 44115, or at such other place as Lessor may from time to time in writing designate. Lessee shall pay Lessor adjusted rent at the times specified in paragraph 6 of this Lease. Rent and all other charges hereunder not paid by Lessee when due shall bear interest at the rate of twelve percent (12%) per annum thereafter until paid commencing fifteen (15) days after receipt of written notice from Lessor to Lessee.

    5. Definitions. As used in this Lease, the following terms shall have the following respective meanings:

          (a) "Base Year" - The full calendar year commencing January 1, 1999, and ending December 31, 1999.

          (b) "Buildings" - Park East Office Buildings I and II, 3733 and 3737 Park East Drive, Beachwood, Ohio. "Building" - The Building in which the Leased Premises is situated as set forth in Exhibit A to this Lease.

          (c) "Comparison Year" - The first full calendar year following the Base Year and each subsequent full calendar year, or fraction thereof at the termination of this Lease, during which this Lease shall continue in effect.

          (d) "Lessee's Share" - The percentage which the rentable area of said Leased Premises is of the total rentable area of the Buildings, which percentage is agreed upon by Lessor and Lessee as being Thirty Nine Point Ninety Two percent (39.92%). In the event that additional areas shall be included under this Lease, said agreed percentage shall be proportionately increased.

          (e) "Operating Expenses" - Those expenses incurred during the year, whether the Base Year or a Comparison Year, in respect of the operation and maintenance of the Buildings, including without limitations landscaping, grounds, driveways, sidewalks and outside parking areas contiguous to the Buildings, in accordance with accepted principles of sound management and accounting practices as applied to the operation and maintenance of first-class office Buildings, and including without limitation thereof, cost of insurance, materials and supplies, labor, electricity, air-conditioning, repairs and maintenance, window washing, management, rubbish removal and other services. Notwithstanding the foregoing, Operating Expenses but shall not include:

                  (i) expenses for painting, redecorating, or other work performed for other tenants' Leased Premises in the Buildings other than painting, redecorating and other work which is standard for the Buildings;



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                  (ii) expenses for repairs occasioned by fire, windstorm or other insurable casualty;

                  (iii) expenses incurred in leasing or procuring new tenants including lease commissions, advertising expenses and expenses of renovating space for new tenants;

                  (iv) interest or amortization payment of any mortgages.

          (f) "Taxes" - The taxes and assessments, special or otherwise, including expenses incurred in connection with disputing or contesting the amount thereof, levied or assessed for the year in questions, by any federal, state, county or municipal government whether the Base Year or a Comparison Year, or a partial year, upon or with respect to the Buildings and the parcels of land upon which they are located.

    6. Adjusted Rent. In the event the amount of the Taxes and/or Operating Expenses for any Comparison Year exceed those for the Base Year, the rent for such Comparison Year shall be increased by an amount equal to Lessee's Share of the net aggregate increase in the amount of Taxes and/or Operating Expense for the Comparison Year over those for the Base Year (the "Adjusted Rent"); provided, however, that any increase in Operating Expenses incurred in a Comparison Year resulting solely from the leasing to other tenants in the Buildings of space which was not leased for the entire Base Year, rather than resulting from an increase in costs, shall not be considered as part of Operating Expenses in such Comparison Year. The Adjusted Rent for any Comparison Year shall serve as an estimate of the Adjusted Rent to become due for the next succeeding Comparison Year and this amount shall be paid in twelve equal consecutive monthly installments during such next succeeding Comparison Year. Any overpayments or underpayments of the Adjusted Rent for any Comparison Year shall be settled and accounted for as soon as reasonably possible after the close of such Comparison Year, and Lessor shall furnish Lessee a statement showing such amount of overpayment or underpayment. For any fractional portion of a calendar year at the termination of this Lease, any such overpayment or underpayment shall be settled and accounted for in the same manner (including the furnishing of a statement) as at the end of a Comparison Year, taking into consideration, however, and properly adjusting for the fractional portion of such calendar year.

          Lessor shall keep and make available to Lessee, for a period of sixty
(60) days after statements above referred to are rendered to Lessee, records in reasonable detail of Taxes and Operating Expenses for the period covered by such statement or statements and shall permit Lessee and the representatives of Lessee to examine and audit such statements at any reasonable time during business hours. If Lessee shall dispute any item or items included by Lessor in determining Taxes or Operating Expenses for the Base Year or any Comparison Year, and such dispute is not amicably settled between Lessor and Lessee within thirty (30) days after such statement has been rendered, either party may, during the twenty (20) days next following the expiration of said thirty (30) day period, notify the other of the election to arbitrate said dispute and may then refer such disputed item or items to a reputable firm of independent certified public accountants selected by Lessor and Lessee for decision and the decision of such firm shall be conclusive and binding upon Lessor and Lessee. The expense involved in such determination shall be borne by the party against whom a decision is rendered by said accountants, provided that if more than one item is disputed and the decision shall be in part against each party, the




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expenses shall be fairly apportioned by said accountants. If Lessee shall not dispute any item or items of any such statement within thirty (30) days after such statement has been rendered, Lessee shall be deemed to have approved such statement.

          Any overpayments or underpayments shall be payable upon approval of the statement, upon settlement of the amount due in case of disputes, or upon the decision of such firm of accountants in the case of unsettled disputes, as the case may be, except, however, any overpayments by Lessee shall be applied to rent or other charges due Lessor from Lessee.

    7.    Utilities and Services.

          (a) Provided Lessee is not in default under any of the covenants and agreements of this Lease, Lessor shall furnish Lessee the following services:

                  (i) cleaning, janitor and window washing services standard (i.e., determined as to both quantity and quality solely by Lessor) for the Building (Lessee may provide its own cleaning and janitor services, in which case Lessee shall be entitled to a reduction in rent equal to the sum Lessor would have expended for such services if such services had been furnished by Lessor to Lessee, based upon the same rate or formula which Lessor then expends for similar services furnished by Lessor to its other tenants in the Buildings. However, such services shall be at Lessee's sole responsibility and expense and shall always be subject to supervision by Lessor);

                  (ii) heating, ventilating and air-conditioning services during the term of this Lease and water, subject however to all other terms and conditions hereof, all of which, together with access to the Leased Premises, parking areas and common areas and facilities of the Building shall be furnished to Lessee twenty-four (24) hours per day, seven (7) days per week, but Lessor shall be required to keep the parking areas free from snow only between 8:00 A.M. and 6:00 P.M. on weekdays and 8:00 A.M. to noon on Saturdays;

                  (iii) as long as Lessor provides electrical service in the Building, Lessee shall obtain all such service used in said Leased Premises from Lessor and shall pay Lessor therefore, based on usage determined by sub-metering said Leased Premises, at standard Building Rates. In no event shall the rate charged Lessee herein be in excess of the then published commercial rate. Upon not less than sixty (60) days prior written notice to Lessee, Lessor may cease to provide electrical service to said Leased Premises without liability or responsibility to Lessee except to connect, within the period of said notice, the electrical system of said Leased Premises with another source of electrical service; thereafter, Lessee shall pay the charges for such service directly to the public utility, or municipal corporation supplying the same, upon billings thereof. Any new or additional electrical facilities in or servicing said Leased Premises required by Lessee shall be installed, furnished, maintained and made by Lessor at Lessee's expense. All expense of maintenance and cleaning of fluorescent lighting equipment located in said Leased Premises shall be borne by Lessee; and all electricity used during cleaning service or alterations and repairs in said Leased Premises shall be paid for by Lessee.




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         (b)      Lessee covenants and agrees that:


                  (i) Lessee at all times shall cooperate fully with Lessor with respect to, and shall observe all reasonable regulations which Lessor may from time to time establish, for the proper functioning, protection and control of Lessor's air-conditioning equipment;

                  (ii) Lessor, through Lessor's agents and employees, at all reasonable times shall have the right to enter said Leased Premises and to have free access to Lessor's equipment and the components thereof located on said Leased Premises for the purpose of the repair, maintenance and preservation of the same;

                  (iii) Lessee will not damage or abuse Lessor's equipment nor permit the same to be done; and

                  (iv) neither Lessee nor Lessee's agents, employees or invitees shall tamper with, or otherwise in any manner adversely affect, the mechanical or electrical components of said equipment, and any damage to the same caused by the willful or negligent act or acts of Lessee or Lessee's agents, employees or invitees shall be paid for by Lessee promptly upon receipt of a statement of the amount thereof.

          (c) Lessee shall pay Lessor's charges for water and sewer, gas, electrical and other services within fifteen (15) days after the rendering of each statement of account. The charge for water and sewer shall be "Lessee's Share" of total water and sewer charges, and gas charges shall be based on gas usage determined by sub-metering the Leased Premises of Lessee. The charge for water and sewer and gas shall be at the same rate as charged by the utilities providing same. Failure to pay either the rent reserved or any other charges hereunder when due shall entitle Lessor, upon not less than fifteen
          (15) days written notice, to discontinue furnishing water, electrical or other services to Lessee, and no such discontinuance of services shall be deemed an eviction or disturbance of Lessee's use of said Leased Premises, nor render Lessor liable to Lessee for damages, nor relieve Lessee from the performance of Lessee's covenants and agreements hereunder.

          (d) Lessor shall keep and make available to Lessee, for a period of six (6) months after statements of account above referred to are rendered to Lessee, records of all water and utility charges for the period covered by such statements and shall permit Lessee and the representatives of Lessee to examine and audit such statements and charges at any reasonable time during business hours.

          (e) Lessor, while not warranting that any of the Building's services stipulated in Paragraph 7(a) will be free from interruptions or suspensions caused by repairs, renewals, improvements, alterations, strikes, lockouts, accidents, inability of Lessor to procure such service, or to obtain fuel or supplies, or for other cause or causes beyond Lessor's reasonable control, will nevertheless diligently attempt to make such repairs or renewals to Building distribution lines and facilities as may be required to restore any such service so interrupted or suspended. An interruption or suspension of, or fluctuation in, any Building service (resulting from any of said cause or causes) shall never be deemed an eviction or disturbance of Lessee's use and possession of said Leased




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         Premises, or any part thereof, nor render Lessor liable to Lessee for damages unless due to Lessor's negligence nor relieve Lessee from performance of Lessee's covenants and agreements hereunder. In the event, as a result of the interruption of service, Lessee's premises are not tenantable for a period in excess of 30 days, then rent shall be abated until the condition is corrected.

8.       Reserved Rights of Lessor. Lessor reserves the following rights:

         (a) to change the street address or name of the Buildings or the unit number of said Leased Premises or the arrangement or location of entrances, passageways, doors, doorways, corridors, stairs, toilets or other public parts of the Buildings without liability to Lessee;

         (b) to designate all sources furnishing sign painting and lettering;

         (c) to enter during the last ninety (90) days of the term, provided Lessee shall have removed substantially all of Lessee's property from said Leased Premises, for the purpose of altering, remodeling, repairing, renovating or otherwise preparing said Leased Premises for re-leasing;

         (d) to grant anyone the exclusive privilege of conducting any particular business or activity in the Buildings;

         (e) to enter said Leased Premises at all reasonable times, with prior notification to a designated employee of Lessee (1) for the making of inspections and repairs to said Leased Premises or the Buildings as Lessor may deem necessary or desirable; (2) to exhibit said Leased Premises to others during the last six (6) months of the Term hereunder; and (3) for any purpose whatsoever related to the safety, protection, preservation or improvement of said Leased Premises or of the Buildings or of Lessor's interest;

         (f) at any time or times Lessor, either voluntarily or pursuant to governmental requirements, may, at Lessor's expense, make repairs, alterations or improvements in or to the Buildings or any part thereof, and during such times may temporarily close public entrances, public doors, public corridors or other public facilities; and

         (g) to charge Lessee any expense (including overtime or premium costs incurred by Lessor) in the event repairs, alterations, decorating or other work in said Leased Premises or the Buildings are, at Lessee's request, not made during ordinary business hours.

         Lessor may exercise all or any of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Lessee's use and possession, without being liable in any manner to Lessee, and without elimination or abatement of rent, or payment of other compensation, and such acts shall in no way affect this Lease.

    9. Delayed Possession. If Lessor shall be unable to deliver possession of said Leased Premises on the date of the commencement of the Term hereby created because of the holding over of any tenant, or tenants, or for any other cause beyond Lessor's reasonable control, then the rent specified in paragraph 4 of this Lease shall not commence until the date possession of said Leased Premises is available to Lessee, and Lessee agrees to accept such allowance and abatement of rent as liquidated damages, in full satisfaction for the failure of Lessor so to deliver possession on said date of



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commencement, and to the exclusion of all claims and rights which Lessee might otherwise have by reason of delivery of possession not being made on said date. No failure so to deliver possession on said date shall in any event extend, or be deemed to extend, the term of this Lease. Unfinished extra work, if any, undertaken by Lessor for Lessee shall not be considered in determining the date when possession is available to Lessee.

         In the event that Lessee shall occupy said Leased Premises or a portion thereof prior to the commencement of the Term of this Lease with Lessor's consent, all the provisions of this Lease shall be in full force and effect during such period and rent shall be paid on a per diem basis up to the date of commencement of the Term.

    10. Lessee's Property. All personal property belonging to Lessee or to any other person located in or about said Leased Premises or the Buildings shall be there at the sole risk of Lessee or such other person, and neither Lessor nor Lessor's agents or employees shall be liable for the theft or misappropriation thereof, nor for any damage or injury thereto, nor for death or injury of Lessee or any other persons or damage to property caused by fire, water, ice, snow, frost, steam, heat, cold, dampness, falling plaster, explosions, sewers or sewerage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring, and equipment and fixtures of all kinds, or by any act or neglect of other tenants or occupants of the Buildings or of any other person, or caused in any other manner whatsoever unless due to the negligent act or acts of Lessor. Lessee will protect, indemnify and save harmless Lessor from all losses, costs or damages sustained by reason of any act or other occurrence or failure to act causing death or injury to any person or damage to property whomsoever or whatsoever due to the use or occupancy of said Leased Premises or of the Buildings or any part thereof by Lessee, or due to any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed, except losses, costs or damages proximately resulting from the sole negligence of Lessor, Lessor's agents or employees. Lessee covenants, upon notice from Lessor, to resist or defend, at Lessee's expense, such action or proceeding by counsel reasonably satisfactory to Lessor.

         If, because of any act or omission of Lessee or anyone claiming by, through, or under Lessee, any mechanic's or other lien or order for the payment of money shall be filed against said Leased Premises or the Buildings or against Lessor (whether or not such lien or order is valid or enforceable as such), Lessee shall, at Lessee's own cost and expense, cause the same to be canceled and discharged of record within sixty (60) days after the date of filing thereof and shall also indemnify and save harmless Lessor from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

    11. Holding Over. Should Lessee remain in possession of said Leased Premises after the expiration of the Term of this Lease with the consent of Lessor, then, unless a new agreement in writing shall have been entered into between the parties hereto, Lessee shall be a tenant from month to month, and such tenancy shall otherwise be subject to all of the covenants and agreements of this Lease, at a monthly rental equal to the last monthly installment of rent payable hereunder.

    12. Negative Covenants. Lessee shall not, without prior written consent of Lessor in each instance, Lessor's consent herein shall not be unreasonably withheld or delayed, (a) assign, mortgage, hypothecate or convey this Lease or any interest therein; (b) allow any transfer thereof or any lien upon



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Lessee's interest by operation of law; (c) sublet said Leased Premises or any part thereof; or (d) permit the use or occupancy of said Leased Premises or any part thereof by anyone other than Lessee. Consent to any such assignment, conveyance or subletting by Lessor shall not operate as a waiver of the necessity for a consent to any subsequent assignment, conveyance or subletting, and the terms of such consent shall be binding upon any person holding by, under, or through Lessee. Such prior written consent of Lessor shall not relieve Lessee from primary liability hereunder for the payment of rental or performance or observance of any of the terms and conditions of this Lease.

    13. No Lessor Representations. Taking of possession by Lessee shall be conclusive evidence as against Lessee that said Leased Premises were in good order and satisfactory condition when Lessee so took possession. No representation respecting the condition of said Leased Premises or the Buildings has been made by Lessor to Lessee unless contained herein; and no promise of Lessor to prepare, alter or improve said Leased Premises for Lessee's use and occupancy shall be binding upon Lessor unless contained herein. This Lease does not grant any right to light or air over property except over public ways kept open by public authority, and Lessor shall not be liable to Lessee for any expense, injury, death, loss or damages resulting from work done in or upon, or by reason of the use of, any adjacent or nearby building, land, or public or private way. At the expiration, or earlier termination in any manner, of the term hereof, Lessee shall quit and surrender said Leased Premises together with all installations, improvements and alterations (including curtains, carpeting and partitions) which may have been installed by Lessor or Lessee (except that Lessee's other furniture, trade fixtures and standard business office machines and equipment shall remain Lessee's property, and provided Lessee is not in default hereunder, may and upon Lessor's request shall be removed by Lessee) broom clean and in as good condition and repair as when possession was delivered, reasonable use and wear, loss or damage by fire, the elements or other casualty not resulting from the willful or negligent acts of Lessee, Lessee's agents, employees or invitees excepted, failing which Lessor may restore said Leased Premises to such condition and Lessee shall pay the cost thereof.

    14. Alterations. Lessee shall not make any major alterations, additions, improvements (which exceed $2,500.00 in value) or other changes in or to said Leased Premises or the Buildings, or attach, affix or build therein any improvement or installation without Lessor's prior written consent in each and every instance. Lessor's written consent shall not be unreasonably withheld or delayed. Before any such work is done or any materials therefore are delivered on said Leased Premises or into the Buildings, Lessee shall provide Lessor with plans, specifications, names of contractors, copies of contracts and necessary permits; shall indemnify and hold harmless Lessor against liens, costs, damages and expenses of all kinds; and shall submit to Lessor's reasonable supervision of said work. All additions, installations, alterations, permanent fixtures and permanent improvements in and upon said Leased Premises, whether installed by Lessee or Lessor, shall become Lessor's property, and shall remain upon, and be surrendered with, said Leased Premises without disturbance or injury upon the termination of this Lease by lapse of time or otherwise, all without payment or credit to Lessee. Lessee shall have the right to place in said Leased Premises, at such locations therein as Lessee may from time to time determine, Lessee's furniture, trade fixtures and standard business office machines and equipment, and such personal property shall be and remain the property of Lessee. Provided Lessee is not in default hereunder, such personal property may be removed by Lessee at any time during the lease term, and may be, and shall be upon Lessor's request, removed upon expiration, or upon earlier termination of this Lease in any manner. Lessee, however, agrees to repair at Lessee's expense any damage to said Leased Premises or the Buildings caused by such removal.



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    15.  Use and Occupancy. Lessee shall take good care of said Leased Premises and the fixtures and improvements therein, and will use said Leased Premises during the Term for the purpose above specified and no other; will not commit waste nor do any act harmful to the Buildings or the systems and equipment therein; will not illegally sell or store therein any spirituous, malt or vinous liquors, or any narcotic drugs; will not exhibit, sell or offer for sale on said Leased Premises or in the Buildings anything whatsoever except such as are essentially connected with the stated use of said Leased Premises; will not make or permit any use of said Leased Premises which directly or indirectly, is forbidden by ordinance, statute or government regulations, or by any restrictions of record, or which may increase the premium cost of, or invalidate, any policy of insurance carried on the Buildings or covering its operation, and will comply with the Rules and Regulations appearing at the end of this Lease, including changes thereto, which Rules and Regulations are made a part hereof by reference. Lessee at Lessee's sole expense shall comply with all laws, orders and regulations of federal, state, county and municipal authorities and any direction or any public officer or officers, pursuant to law which shall impose any liability, order or duty upon Lessor or Lessee with respect to Lessee's use or occupancy of said Leased Premises. All repairs required to be made as a result of Lessee's misuse or neglect of said Leased Premises or of damage to, or defacement of, the Buildings or any part thereof, by reason of Lessee's tenancy therein shall be made at Lessee's expense except ADA requirements to the exterior building and common areas which shall be complied with by Lessor at Lessor's sole cost and expense. Lessee shall give immediate notice to Lessor in case of fire or accident in said Leased Premises or of any defect, damage or injury therein or in any fixtures or equipment.

         Lessee shall not cause or permit any Hazardous Material (as hereafter defined) to be brought upon, kept or used in or about the Leased Premises or Buildings by Lessee, its employees, agents, contractors or invitees. As used herein, the term "Hazardous Material" shall mean any hazardous or toxic substance, material or waste (including but not limited to, those substances, materials and wastes now or hereafter listed in the United States Department of Transportation Hazardous Materials Table or by the Environmental Protection Agency as hazardous substances), or such substances, materials and wastes the use, storage, transportation, or disposal of which are or may become regulated under any applicable federal, state or local law, regulation, code or ordinance. If Lessee permits any Hazardous Material to be brought upon, kept or used in or about the Leased Premises or Buildings that results in the violation of any applicable law, regulation, code or ordinance or in the contamination of the Leased Premises or Buildings, then Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses, including but not limited to (i) diminution in value of the Leased Premises or Buildings; (ii) damages for loss or restriction on use of rentable or usable space or of any amenity in the Leased Premises or Buildings; (iii) damages arising from any adverse impact on marketing of the Leased Premises or Buildings; and (iv) sums paid in settlement of claims, attorneys' fees, consulting fees and expert fees, which arise during or after the term of the Lease, including but not limited to any claims for bodily injury or death or for property damage, as a result of such violation or contamination. This indemnification of Lessor by Lessee includes but is not limited to costs incurred in connection with any investigation of site conditions or clean-up, remedial removal or restoration work required by any federal, state or local government agency or political subdivision because of Hazardous Material present in the Leased Premises or Buildings or the soil or ground water on which the Buildings located. Without limiting the foregoing, if the presence of any Hazardous Material on the Leased Premises or Buildings caused or permitted by Lessee results in any contamination of the Leased

Premises or Buildings, Lessee shall, upon request by Lessor, promptly take all actions at its sole expense that are necessary to return the Leased Premises or Buildings to the condition existing prior to the introduction or exposure of any Hazardous Material in Leased Premises or Buildings. Lessee's obligations hereunder shall survive the termination of this Lease and Lessee shall indemnify, defend and hold harmless Lessor, its agents, employees and contractors from and against, and, upon demand, reimburse Lessor for all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including attorneys' fees, incurred by Lessor as a consequence of Lessee's breach of its obligations hereunder.

    16. Damage: Untenantability. If said Leased Premises shall be partially damaged by fire or other casualty, the damage to said Leased Premises (but not to Lessee's property, which shall remain the responsibility of Lessee to repair or replace) shall be repaired by and at the expense of Lessor. Notwithstanding the foregoing, however, fire or other casualty damage to the Leased Premises in amounts of One Thousand Dollars ($1,000.00) or less per occurrence shall be repaired by and at the expense of Lessee. Lessor shall incur no liability on account of any delay in the completion of such repairs which may arise by reason of adjustment of insurance, labor difficulties or any other cause beyond Lessor's control. If all or substantially all of said Leased Premises or the Buildings are made unfit for occupancy by fire or other casualty, acts of God or other causes, Lessor may elect (a) to terminate this Lease as of the date when said Leased Premises or the Buildings are so made unfit for occupancy, by written notice to Lessee within ninety (90) days after that date, or (b) to repair, restore or rehabilitate said Leased Premises at Lessee's expense, or the Buildings at Lessor's expense, within ninety (90) days after Lessor is enabled to take possession of the damaged Leased Premises and undertake reconstruction or repairs; and if Lessor elects so to repair, restore or rehabilitate said Leased Premises or the Buildings this Lease shall not terminate, except as hereinafter provided, but rent shall be abated on a per diem basis proportionate to the extent and for the period that said Leased Premises are unfit for occupancy. In the event Lessor shall proceed under (b) above and shall not substantially complete the work within said ninety (90) day period (excluding from said period loss of time resulting from delays beyond the reasonable control of Lessor) either Lessor or Lessee may then terminate this Lease, as of the date when said Leased Premises or the Buildings were so made unfit for occupancy, by written notice to the other not later than ten
(10) days after the expiration of said ninety (90) day period, computed as herein provided.

    17. Remedies of Lessor. All rights and remedies of Lessor herein set forth are in addition to any and all rights and remedies which are or may be available to Lessor at law or in equity.

         (a) If any voluntary or involuntary petition or similar pleading under any Act of Congress relating to bankruptcy shall be filed by or against Lessee, or if any voluntary or involuntary proceedings in any court or tribunal shall be instituted by or against Lessee to declare Lessee insolvent or unable to pay Lessee's debts, then in any such event Lessor may, if Lessor so elects, with notice of such election and with or without entry or other action by Lessor, forthwith terminate this Lease and Lessee's right to possession of said Leased Premises, and, notwithstanding any other provisions hereof. Lessor shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the rent specified in paragraph 4 of this Lease for the entire residue of the stated Term hereof.

         (b) If Lessee shall fail to pay the rent specified in paragraph 4 of this Lease when due, or within ten (10) days thereafter or fails to pay Lessor's charges for water, sewer, gas, electrical or other services within twenty (20) days after rendition of statements, or defaults in the prompt and full performance of any of Lessee's covenants and agreements hereunder, and said latter default is not corrected within fifteen (15) days after notice from Lessor of said default, but shall not apply if the Lessee is commencing a cure to the problem and is diligently pursuing same, provided such cure is completed within 45 days after commencement of said cure, or if the leasehold interest of Lessee be levied upon under execution or be attached, or if Lessee makes an assignment for the benefit of creditors or if a receiver be appointed for any property of Lessee, or if Lessee abandons said Leased Premises, then and in any such event Lessor may, if Lessor so elects, and with or without notice of such election and with or without demand whatsoever, forthwith terminate this Lease and Lessee's right to possession of said Leased Premises.

         (c) Upon the termination of this Lease, Lessee shall surrender possession and vacate said Leased Premises immediately, and Lessor may enter into and repossess said Leased Premises with or without process of law and remove all persons and property therefrom in the same manner and with the same right as if this Lease had not been made, and for the purpose of such entry and repossession Lessee waives any notice provided by law or otherwise to be given in connection therewith.

         (d) If Lessor elects to terminate Lessee's right to possession, without terminating the Lease as above provided, Lessor may remove from said Leased Premises any and all property found therein and such repossession shall not release Lessee from Lessee's obligation to pay the rent reserved herein. After any such repossession by Lessor without termination of the Lease, Lessor shall make reasonable efforts to relet said Leased Premises, or any part thereof, as agent of Lessee to any person, firm, or corporation and for such time and upon such terms as Lessor, in Lessor's sole discretion, may determine. Lessor may make repairs, alterations and additions in and to said Leased Premises and redecorate the same to the extent deemed by Lessor necessary or desirable, and Lessee shall, upon demand, pay the cost thereof together with Lessor's expenses (including any broker's commission) of reletting. If the rents collected by Lessor upon any such reletting are not sufficient to pay monthly the full amount of the rent reserved herein together with the costs of such repairs, alterations, additions, redecorating and expenses, Lessee shall pay to Lessor the amount of each monthly deficiency upon demand. If the rent so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein together with the costs of such repairs, alterations, additions, redecorating and expenses, Lessor, at the end of the stated term of this Lease, shall account to Lessee for any surplus.

         (e) Any and all property which may be removed from said Leased Premises by Lessor may be handled, removed, stored or otherwise disposed of by Lessor at the risk and expense of Lessee, and Lessor shall in no event be responsible for the preservation or safe-keeping thereof. Lessee shall pay to Lessor, upon demand, any and all expenses incurred in such removal and all storage charges against said property so long as the same shall be in Lessor's possession or under Lessor's control. If any property shall remain in said Leased Premises or in the possession of Lessor and shall not be removed by Lessee within a period of thirty (30) days from and after the time when said Leased Premises are either abandoned by Lessee or repossessed by Lessor under the term of this Lease, said property shall presumptively be deemed to have been forever abandoned by Lessee.

         (f)     Paragraph (f) deleted.

         (g) If Lessee shall default in performing any term, covenant or condition of this Lease on the part of Lessee to be performed by Lessee, which default may be cured by the expenditure of money, Lessor at Lessee's option may, but shall not be obligated to, on behalf of Lessee, expend such sum as may be necessary to perform and fulfill such term, covenant or condition, and any and all sums so expended by Lessor, with interest thereon at the rate of ten percent (10%) per annum from the date of such expenditure, shall be and be deemed to be additional rent, and shall be repaid by Lessee to Lessor on demand, but no such payment or expenditure by Lessor shall be deemed a waiver of Lessee's default nor shall it affect any other remedy of Lessor by reason of such default.

    18. Mortgages, Attornment and Estoppel Certificates. Lessor shall have the right at any time, and from time to time, to place or permit to be placed upon the Buildings and/or the parcels of land upon which the Buildings and Leased Premises are located, any one or more mortgages, which shall be wholly prior to the rights of Lessee under this Lease and Lessee will within ten (10) days, upon request by Lessor, execute any and all instruments deemed to Lessor necessary or advisable to subject and subordinate this Lease and all rights given Lessee hereunder to such mortgage or mortgages. In the event any proceedings are brought for the foreclosure of any such mortgage, Lessee covenants that Lessee will, to the extent of the Lessor's interest affected by such foreclosure, attorn to the purchaser upon any such foreclosure sale and recognize such purchaser's interest as Lessor under this Lease. Lessee agrees to execute and deliver within ten (10) days at any time and from time to time, upon the request of Lessor or of any such holder, any instrument which, in the sole judgment of Lessor, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. In the event that Lessee fails to execute and deliver within ten (10) days any such instrument, Lessee hereby appoints Lessor and the holder of any such mortgage or either of them, the attorney-in-fact, irrevocably, of Lessee to execute and deliver for and on behalf of Lessee any such instrument. Lessee further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Lessee any right or election to terminate or otherwise adversely affect this Lease and the obligation of Lessee hereunder in the event any such foreclosure proceeding is brought, and agrees that this Lease shall not be affected in any way whatsoever by any such foreclosure proceeding. In exchange for Lessee's subordination agreement, Lessor shall provide a non-disturbance agreement to Lessee from said mortgagee.

      Lessee agrees to furnish from time to time when requested by Lessor or the holder of any mortgage covering the Leased Premises or Buildings or any interest of Lessor therein, a certificate signed by Lessee to the effect (insofar as is true) that this Lease is presently in full force and effect and unmodified; that the Term of this Lease has commenced and the full rental is then accruing; that the Lessee has accepted possession of the Leased Premises and that any improvements required by the provisions of this Lease to be made by Lessor have been completed to the satisfaction of Lessee; that no rent under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Lessee is as set forth in this Lease; that Lessee as of the date of such certificate has no charge, lien or claim of offset under this Lease or otherwise against rents or other charges due or to become due; and that to the knowledge of Lessee, Lessor is not then in default under this Lease. Such certificate shall also contain an agreement by Lessee that from the date of such certificate, Lessee will not to pay any rent under this Lease more than thirty (30) days in advance of its due date, will not surrender or consent to the modification of any of the terms of this Lease nor to the termination of this Lease by Lessor and will not seek to terminate this Lease by reason of any act or omission of Lessor until Lessee shall have given written notice of such act or omission to the holder of such mortgage and until a reasonable period of time has elapsed following the giving of such notice during which period such holder or mortgagee shall have the right, but not the obligation to remedy such act or omission. Lessee, upon the request of the Lessor or any mortgagee of the Leased Premises or the Buildings, shall promptly execute such instruments or certificates to carry out the intent of this paragraph as shall be requested by Lessor or by any such mortgagee within ten
(10) days. In the event that Lessee fails to execute and deliver within ten (10) days any such instrument or certificate, Lessee hereby irrevocably appoints Lessor as attorney-in-fact for Lessee with full power and authority to execute and deliver in the name of Lessee any such instruments or certificates.

    19. Notices. In every instance where it shall be necessary or desirable for Lessor to serve any notice or demand upon Lessee, or any other person designated in writing for notice by Lessee, such notice or demand shall be deemed sufficiently given or made if in writing and mailed to Lessee by registered, or certified, United States mail, postage prepaid, addressed to Lessee at the Buildings of which said Leased Premises are a part, and the time of giving or making such notice or demand shall be deemed to be the time when the same is mailed as herein provided. Any notice by Lessee to Lessor must be sent by registered, or certified, United States mail, postage prepaid, addressed to Lessor at the address where the last previous rent hereunder was paid and, in addition, at any other address as Lessor may designate from time to time.

    20. Common Areas. Lessee and Lessee's agents, employees, licensees, and invitees shall have the right to use, in common with Lessor and Lessor's tenants and the agents, employees, licensees and invitees of each, the public sidewalks, entrances, lobbies, vestibules, stairways, corridors, public toilets and other public areas of the Building; subject, however, to reasonable applicable Building rules, regulations and security measures, provided they are uniformly enforced in a non-discriminatory manner, and Lessee and Lessee's agents, employees, licensees and invitees shall not obstruct or litter, or use for storage (temporary or otherwise) or for the display of merchandise or services or for any purpose other than the intended and normal purpose, any of said public sidewalks, entrances, lobbies, vestibules, stairways, corridors, public toilets and other public areas of said Buildings; and no floor mats, runners, overshoes, rubbers, footwear or clothing shall be placed by Lessee or Lessee's agents, employees, licensees or invitees in any Building corridor, lobby or vestibule.

    21. Eminent Domain. Lessee agrees with Lessor that if either (a) the Buildings shall be appropriated, condemned, taken or otherwise acquired by any public or quasi-public authority under the power of eminent domain, condemnation or other proceedings, in whole or in such a part as to render the remainder thereof no longer economically feasible to operate, as the Lessor shall determine in Lessor's sole discretion, or (b) the whole or any part of said Leased Premises shall be similarly appropriated, condemned, taken or otherwise acquired, this Lease and the estate hereby created shall terminate and wholly expire on the date legal title shall vest in the appropriator or condemnor, and all rent shall be prorated and adjusted as of said date. In no event whatsoever shall Lessee have any claim against Lessor by reason of any appropriation, condemnation or taking of the whole or any part of said Leased Premises, nor shall Lessee have any claim to the amount, or any portion thereof, that may be awarded as damages or paid as a result of such appropriation and taking. Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to any and all amounts awarded or paid by reason of such appropriation, condemnation and taking. Notwithstanding the above, Lessee shall have the right to claim moving expenses and the like provided same does not diminish Lessor's award.

    22. Limitation of Lessor's Liability. (a) No receipt of money by Lessor from Lessee with knowledge of the breach of any covenants of this Lease, or after the termination hereof, or after the service of any notice, or after the commencement of any suit, or after final judgment for possession of said Leased Premises shall be deemed a waiver of such breach, nor shall it reinstate, continue or extend the Term of this Lease or affect any such notice, or demand or suit.

          (b) No reasonable delay on the part of Lessor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other, or further, exercise thereof or the exercise of any other right, power or privilege.

          (c) No act done or thing said by Lessor or Lessor's agents or employees shall constitute a cancellation, termination or modification of the Lease, or a waiver of any covenant, agreement or condition hereof, nor relieve Lessee from Lessee's obligation to pay the rents reserved or other charges to be paid hereunder. Any waiver or release by Lessor and any cancellation, termination or modification of this Lease must be in writing signed by Lessor.

    23. Insurance. Insofar as Lessor is able to do so without impairing Lessor's right of recovery under any policy of fire and extended coverage insurance on the Buildings, Lessor agrees and does hereby waive all rights of recovery and causes of action against Lessee, Lessee's employees, servants, agents and all parties claiming through or under Lessee for any damage to said Leased Premises, caused by any of the perils covered by fire and extended coverage insurance policies, notwithstanding the fact that said damage to or destruction of said Leased Premises by fire or other casualty shall be due to the negligence of Lessee or Lessee's employees, servants or agents. If the premiums paid by Lessor for said fire and extended coverage insurance, during the Term of this Lease are increased by reason of the foregoing, then Lessee shall have the option to pay said increase. Lessee's failure to pay said increase in insurance premiums, if any, after thirty (30) days notice to Lessee, shall render Lessor's waiver, as contained in this Paragraph 23, null and void. Likewise, insofar as Lessee is able to do so without impairing Lessee's right of recovery under any policy of fire and extended coverage insurance which the Lessee carries relative to said Leased Premises, leasehold improvements or personal property contained therein, the Lessee agrees to and does hereby waive all rights of recovery and causes of action against the Lessor, Lessor's employees, servants, agents and all parties claiming through or under the Lessor for any damage to the property insured, caused by any of the perils covered by such fire and extended coverage insurance policies, notwithstanding the fact that said damage to or destruction of said Lessee's property by fire or other casualty shall be due to the negligence of Lessor or Lessor's employees, servants or agents. If the premiums paid by Lessee for such fire and extended coverage insurance during the term of this Lease are increased by reason of the foregoing, then Lessor shall have the option to pay such increases. Lessor's failure to pay such increase in insurance premiums, if any, after thirty (30) days notice to Lessor, shall render Lessee's waiver as contained in this Paragraph 23, null and void.

    24. Rules and Regulations. Lessee and Lessee's agents, employees and invitees shall faithfully observe, and strictly comply with the Rules and Regulations set forth in Exhibit B attached hereto and made a part hereof, and with such further Rules and Regulations as Lessor may, after notice to Lessee from time to time adopt. Nothing in this Lease contained shall be construed to impose upon Lessor any duty or obligation to enforce the Rules and Regulations in any other lease of the Buildings as against any other lessee, and Lessor shall not be liable to Lessee for violation of the same by any other lessee or the agents, employees, licensees or invitees of such other lessee.

    25. Offer by Agent. This Lease is offered to Lessee by an agent of Lessor subject to Lessor's acceptance and approval. In the absence of fraud, no person, firm or corporation, or the heirs, personal representatives, successors and assigns, respectively, thereof, executing this Lease as agent, administrator, executor, trustee, or in any other representative capacity shall ever be deemed or held individually liable hereunder for any reason or cause whatsoever.

    26. Broker. Lessor and Lessee each represents and warrants to the other that no broker negotiated or was instrumental in negotiating or consummating this Lease except Calabrese, Racek and Markos, Inc., Lessor's agent, and Cleveland Real Estate Partners, Lessee's Agent, and Lessor shall be solely responsible for any commissions due Calabrese, Racek and Markos, Inc., and shall indemnify and hold harmless Lessee against all claims for real estate commissions and finder's fees by Calabrese, Racek and Markos, Inc. Calabrese, Racek and Markos, Inc. agrees to pay Cleveland Real Estate Partners the commission agreed upon between Mark Askelson and David Calabrese as full payment.

    27. Entire Agreement. This Lease (together with Exhibits A and B attached hereto) contains the entire agreement between the parties hereto and shall not be modified in any manner except by an instrument in writing executed by said parties or their respective successors in interest.

    28. Recording. If either of the parties hereto desire to record this Lease, Lessor and Lessee agree to execute a Memorandum of this Lease, which Memorandum of Lease may then be recorded in the office of the Recorder of Cuyahoga County, Ohio. Upon written request of Lessor, Lessee will at any time and from time to time execute with Lessor such forms of security agreement and financing statements for filing as in the opinion of counsel for Lessor is reasonably necessary to protect the rights, priorities and liens of Lessor hereunder.

    29. Headings. The captions of paragraphs appearing in this Lease are inserted only as a matter of convenience and for reference purposes, and in no way define, limit or describe the scope and intent of this Lease, or any paragraph hereof, nor in any way affect it.

    30. Quiet Enjoyment. If Lessee shall (1) pay the rent reserved, the charges for services stipulated herein and other amounts to be paid by Lessee to Lessor, and (2) well and faithfully keep, perform and observe all of the covenants, agreements, and conditions herein stipulated to be kept, performed and observed by Lessee, Lessee shall at all times during the term of this Lease have the peaceable and quiet enjoyment of said Leased Premises without hindrance of Lessor or any person lawfully claiming under Lessor, subject, however, to the terms of this lease and any mortgage provided for in this Lease.

         The covenants, agreements and conditions contained in this Lease shall bind and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns, subject, however, to the provisions hereof requiring the consent of Lessor to any assignment of this Lease or subletting of said Leased Premises.

    31. Security Deposit. There shall be no security deposit for the space herein.

    32. Option to Renew. Provided that Lessee is not in default at the time for exercise of this option, Lessee shall have one, two year option to extend this lease. Lessee shall notify Lessor in writing of Lessee's option to renew the lease for a two (2) year period (commencing January 1, 2002 and ending December 31, 2003) no later than April 1, 2001. In the event Lessee exercises its option to renew this lease, all provisions of this lease shall remain in effect except that the annual "base rent" specified in Paragraph 4 hereof shall be increased from Four Hundred Seventy Two Thousand Two Hundred Dollars ($472,200.00) to
Four Hundred Eighty Seven Thousand Nine Hundred and Forty Four Dollars ($487,944.00). Rent subject to increase if expansion option is exercised.

    33. Expansion Option. Lessee shall have an option to expand into Suite 206 (2,680 square feet) commencing June 1, 2001. This option is subordinate to the existing tenant's right to renew. The rental rate and term of the expansion space shall be equal and coterminus to the balance of Lessee's leasehold interests in the building. Lessee may exercise this expansion option only if it exercises its option to renew.

    34. Full Execution. Open full execution of the lease, Lessee may utilize Suites 204 and 209 rent free until January 1, 1999. Lessee will be responsible for in-suite utilities during this free rent period.

    35. Construction Allowance. This lease requires no leasehold improvement contribution or construction allowance from Lessor.

                                   GUARANTY



Personal guarantee not required.

         IN WITNESS WHEREOF, Lessor and Lessee have respectively executed duplicate counterparts of this LEASE AGREEMENT as of the date, month and year first above written.



Signed and acknowledged                   PARK EAST REALTY CO.
in the presence of:                         "Lessor"


/s/ [ILLEGIBLE]                           By   /s/ [ILLEGIBLE]
-----------------------------                 ---------------------------------

/s/ DEBRA DUNCAN                          Its: President
-----------------------------                  --------------------------------


Signed and acknowledged                   Insurquote/IAS, Inc.
in the presence of:                       -------------------------------------
                                          "Lessee"

----------------------------              By   /s/ WILLIAM B. WOAHN
                                               --------------------------------
                                               William Woahn,
----------------------------                   President

STATE OF OHIO        )
                     ) SS:
CUYAHOGA COUNTY      )

         Before me, a Notary Public in and for said County and State, personally appeared PARK EAST REALTY CO, an Ohio Corporation, identified as Lessor, by Gordon Anhold, its President, who acknowledged that he, being thereunto duly authorized, did sign the foregoing LEASE AGREEMENT for and on behalf of said corporation and that the same is his free act and deed individually and as said Officer, and the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Cleveland, Ohio, this 28th day of October, 1998.

                                                           /s/ DINA BACA
                                                           --------------------
                                                           Notary Public


                                                        [NOTARY STAMP]




STATE OF UTAH         )
                      ) SS:
UTAH COUNTY           )


         Before me, a Notary Public in and for said County and State, personally appeared Insurquote/IAS, Inc., a(n) Utah Corporation, identified as Lessee, by William Woahn, its President, who acknowledged that he, being thereunto duly authorized, did sign the foregoing LEASE AGREEMENT for and on behalf of said Lessee, and that the same is his free act and deed individually and as said President, and the free act and deed of said Lessee.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Provo, Utah, this 1st day of September, 1998.


                                                        /s/ MARILYN J. THURSTON
                                                        -----------------------
                                                        Notary Public


                                                        [NOTARY STAMP]

                                   EXHIBIT A

                         DESCRIPTION OF LEASED PREMISES


The following premises in the Building known as Park East II, located at 3737 Park East Drive, Beachwood, Ohio: Suite #202 containing 15,200 square feet.




                                 [FLOOR PLAN]

                                   EXHIBIT A


                         DESCRIPTION OF LEASED PREMISES

The following premises in the Building known as Park East II, located at 3737 Park East Drive, Beachwood, Ohio: Suite #109 containing 12,280 square feet.





                                 [FLOOR PLAN]

                                   EXHIBIT A

                         DESCRIPTION OF LEASED PREMISES


The following premises in the Building known as Park East II, located at 3737 Park East Drive, Beachwood, Ohio: Suite #204 and 209 containing 4,000 square feet.




                                 [FLOOR PLAN]

                                   EXHIBIT B


                             RULES AND REGULATIONS

         WINDOWS AND PROJECTIONS. Nothing shall be affixed to or projected beyond the outside of the Buildings by Lessee without the prior written consent of Lessor. If Lessee desires, and Lessor permits, blinds, shades, or other form of outside or inside window covering shall be furnished and installed at the expense of Lessee and must be of such shape, color, material and make as are approved by Lessor.

         ADVERTISING, PICTURES AND SIGNS. No picture, plaque, sign, advertisement, notice or other lettering, temporary or permanent, shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Buildings or of the walls or doors of said Leased Premises without the consent of Lessor, which consent shall not be unreasonably withheld. If permitted, the subject matter and the color, size, style and material thereof and the method of installing or hanging thereof shall conform to the reasonable specifications of Lessor. Lessor reserves the right to remove all such items exhibited, inscribed, painted or affixed without Lessee's permission without notice to Lessee, at the expense of Lessee.

         BICYCLES AND ANIMALS. Unless expressly permitted by Lessor, no bicycle or other vehicle and no animal shall be brought or permitted to be in the Buildings.

         CLOSING AND LOCKING DOORS AND WINDOWS. Unless expressly permitted by Lessor, all doors to said Leased Premises are to be kept closed at all times except when in actual use for entrance to or exit from said Lease Premises. Lessee shall be responsible for the locking of doors and the closing of transoms and windows in and to said Leased Premises. Lessee shall be responsible for any damage or loss resulting from violation of this rule.

         MACHINERY. Unless Lessor gives prior written consent in each and every instance, Lessee shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air conditioning apparatus, large or heavy office machines or equipment in or about said Leased Premises, or carry on any mechanical business therein. All equipment of any electrical or mechanical nature shall be placed in settings which absorb and prevent vibration, noise, or annoyance, or the spillage or leakage of fluids, oils or grease on the floors of said Leased Premises. It is expressly acknowledged, however, that Lessee has the right to install kitchen/cafeteria equipment, computer equipment and copying and data processing equipment.

         FLOOR COVERING. Lessee shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of said Leased Premises, and if linoleum, or other similar floor covering, is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by an adhesive which may be easily removed.

         UNSIGHTLY PLACEMENT OF EQUIPMENT. Unless expressly permitted by Lessor, Lessee shall not place or allow anything to be against or near the glass of partitions or doors of said Leased Premises which may diminish the light in, or be unsightly from, halls and corridors.

         NOISES AND OTHER NUISANCES. Lessee shall not make or permit any noise or odor that is objectionable to Lessor or to other occupants of the Buildings to emanate from said Leased Premises, and shall not create or maintain a nuisance therein, and shall not disturb, solicit or canvass any occupant of the Buildings, and shall not do any act tending to injure the reputations of the Buildings.

Lessee shall not install or operate any phonograph, musical instrument, radio or television receiver or similar device in the Buildings so as to cause a nuisance to other tenants without prior approval of Lessor. The use thereof, if permitted, shall be subject to control by Lessor to the end that others shall not be disturbed or annoyed.

         SAFES OR HEAVY ARTICLES. Lessee shall not overload any floor. Safes, furniture and all large articles shall be brought into said Leased Premises or removed therefrom at Lessee's sole risk and responsibility.

         LEDGES AND WINDOWS. Lessee shall not place or permit to be placed any article of any kind on the window ledges or elsewhere on the exterior walls, and shall not throw or drop, or permit to be thrown or dropped, any article from any window of the Buildings.

         TELEGRAPHS, ANTENNAE, ETC. No electric wires, telegraphs, telegraph call boxes, antennae, aerial wires or other electrical equipment or apparatus shall be installed inside or outside of the Buildings without approval of Lessor.

         SOLICITORS. Lessor reserves the right, but shall not be held obligated to exclude or eject from the Buildings any or all solicitors, canvassers or peddlers, and any person conducting themselves in such manner as, in the sole judgment of Lessor, constitutes an annoyance to any of the tenants of the Buildings or an interference with Lessor's operation of the Buildings or who are otherwise undesirable.

         FLAMMABLE MATERIALS. No article extra hazardous on account of fire and no explosive shall be brought into said Leased Premises or into the Buildings. The storage and use of all flammable and volatile materials or substances shall be in conformity with applicable laws, rules and regulations of all duly constituted public authorities.

         LODGING, ETC. The Leased Premises hereby leased shall not be used for lodging or sleeping purposes, and no cooking of food shall be done therein, without the express consent of Lessor; provided, however, that it is expressly acknowledged that Lessee has the right to install a kitchen/cafeteria for the preparation, cooking and serving of food to its employees or employees of one or more other companies that may elect to share such facilities.

         ACCESS TO ROOF. Lessee shall not give his employees or other persons permission to go upon the roof of the Buildings without the written consent of Lessor.

         FLOOR MATS. Lessee shall not place door mats in public corridors without the consent of Lessor.


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




         ELECTRIC HEATING DEVICES. Lessee shall not use any electric heating device in the Leased Premises without consent of Lessor.

         SHADES OR BLINDS. Lessee shall not install any shades, blinds, or awnings without consent of Lessor.

         INSURANCE REGULATIONS. Lessee shall not do anything in the rooms, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire, or which will conflict with the regulations of the Fire Department or the fire laws, or with the rules and regulations of the City of Beachwood, or equivalent bodies, or with any law, ordinance, rule or regulation affecting the occupancy and use of the rooms, now existing or hereafter enacted or promulgated by any public authority or by the City of Beachwood or any equivalent body.

         RIGHTS RESERVED TO LESSOR. Without abatement or diminution in rent, Lessor reserves and shall have the following additional rights consistent with the operation of the Buildings as a first class office complex:

         1. To change the arrangement and/or location of entrances, passageways, doors, doorways, corridors, stairs, toilet or other public parts of the Buildings;

         2. To install and maintain a sign or signs on the exterior of the Buildings;

         3. To have access for Lessor and other tenants of the Buildings to mail chutes, if any, located on the Leased Premises according to the rules of the United States Post Office;

         4. To designate all sources furnishing sign painting and lettering, ice, drinking water, towels and toilet supplies, and other like services used on the Leased Premises except sources for food and other services provided to Lessee's cafeteria;

         5. At any time or times Lessor either voluntarily or pursuant to governmental requirement may, at Lessor's own expense, make repairs, alterations or improvements in or to the Buildings or any part thereof and during alterations, may close entrances, doors, windows, corridors, elevators or other facilities, provided that such acts shall not unreasonably interfere with Lessee's use and occupancy of the Leased Premises as a whole;

         6. To erect, use and maintain pipes and conduits in and through the Leased Premises;

         7. During the last six (6) months of the term or any part thereof, if during or prior to that time Lessee vacates the Leased Premises, to decorate, remodel, repair, alter or otherwise prepare the Leased Premises for reoccupancy;

         8. To constantly have pass keys to the Leased Premises;

         9. To grant to anyone the exclusive right to conduct any particular business or undertaking in the Buildings;

         10. To exhibit the Leased Premises to others for rentals; and

         11. To take any and all measures, including inspections, repairs, alterations, additions and improvements to the Leased Premises or to the Buildings, as may be necessary or desirable for the safety, protection or preservation of the Leased Premises or the Buildings.

         Lessor may enter upon the Leased Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Lessee's use or possession.

         PARKING. Lessee shall observe and respect all rules established by Lessor designating the use by certain tenants of reserved parking areas and shall cause its employees and invitees to observe and respect the same.

         ADDITIONAL RULES. Lessor reserves the right to make such other and further Rules and Regulations as in Lessor's judgment may from time to time be needful or desirable for the safety, care, cleanliness and efficient operation of the Buildings and for the preservation of good order therein; provided, however, that Lessor shall obtain the express written approval of Lessee of such Rules and Regulations, which approval shall not be unreasonably withheld.

         CONTROLLING DOCUMENTS. In the event of a conflict between these Rules and Regulations and the Lease entered into between Lessor and Lessee, the provisions of the Lease shall govern and control in all respects.







                                      B-4